Exhibit 10.4

AMENDMENT NUMBER ONE

TO THE

REGIONS FINANCIAL CORPORATION SUPPLEMENTAL 401(K) PLAN

Amended and Restated as of April 1, 2008 (the “Plan”)

As Adopted on December 30, 2008

Regions Financial Corporation hereby amends the Plan as follows:

1. Effective April 1, 2009, Section 4.2 shall be amended by adding to the end thereof the following subsection (f):

(f) Temporary Suspension of Employer Matching Contributions. Notwithstanding subsections (a) and (b) above, no matching contributions shall be credited with respect to pre-tax elective deferrals made to the Regions 401(k) Plan or salary reduction contributions or Compensation attributable to pay periods that begin after March 31, 2009.

2. Effective April 1, 2009, Section 4.3 shall be amended by adding to the end thereof the following subsection (e):

(e) Temporary Suspension of Employer Contributions. Notwithstanding subsections (a) and (b) above, no employer contributions shall be made or credited after March 31, 2009.

3. All other terms, provisions and conditions of the Plan not herein amended shall remain in full force and effect.

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